42) Other information	12 Months Ended
Dec. 31, 2020
Other Information
42) Other information

42)       Other information

  Since March 11, 2020 the World Health Organization (WHO) declared Covid-19, which originated in China at the end of 2019 and spread throughout the world, a pandemic resulting in a significant increase in the restrictions of national and international travel, downtime for many businesses and services in virtually all countries, government orders of social isolation to slow the spread of the virus, among other restrictions, generating an environment of strong financial volatility and increasing uncertainties, in addition to social, economic and employment instability. The Covid-19 pandemic has brought great challenges and uncertainties to the whole world, being considered the largest pandemic ever seen, according to the WHO. The crisis caused as a result of the pandemic can be observed from the beginning of March 2020 generating certain negative impacts on the Brazilian economy, such as (i) higher risk aversion, with pressures on the exchange rate; (ii) greater difficulties in foreign trade; and (iii) increase in the uncertainties of economic agents.

In order to mitigate the impacts of this crisis, governments and central banks around the world have intervened in the economy of their countries and have adopted unconventional measures, like the closing of non-essential economic activity and actions of monetary stimulus, with the practice of zero interest in addition to fiscal expansion.

In Brazil, various measures have been adopted, including some directly impacting the liquidity of the financial markets, the credit markets, monetary and fiscal policy and exchange rates. In this context, in addition to the various measures taken by the Monetary Policy Committee (COPOM) and the Central Bank of Brazil, such as reducing the interest rate on August 2020, to 2.0% p.a., the National Monetary Council and the Federal Government approved, in extraordinary meetings, various measures to help the Brazilian economy tackle the adverse effects caused by the virus.

The Executive and Legislative Powers have tried to approve Bills that minimize the repercussion of Covid-19, including proposing the temporary suspension of taxes (such as the relaxation of the IOF on loans and the deferral of payment of PIS/COFINS) and granting tax benefits to the sectors of the economy/workers most affected.

We cannot control, and nor can we predict what measures or policies the government may adopt in response to the current or future economic situation in Brazil, nor how the intervention or government policies will affect the Brazilian economy and how they will affect our operations. Below we highlight the main items of our statement of financial position which may potentially be impacted:

•	Financial instruments: whose market value may vary significantly given the price volatility of these assets, especially those issued by private companies that have a higher credit risk;
•	Loans: expenses for expected loss on loans and advances increased 49% in relation to 2019, reaching R$18,711,841 thousand in 2020, mainly reflecting the effects caused by the pandemic. It is worth noting that there was a worsening of the economic situation, as well as the updating of prospective scenarios in order to capture the current and future events resulting from the pandemic, increasing the risk of credit operations, resulting in migration between the stages and, consequently, a higher level provisioning;
•	Deferred tax assets: whose recoverability depends on future taxable income, which may be affected depending on the consequences of the pandemic event if it extends over a long period of time;
•	Intangible assets: may have their recoverable amount impacted on the basis of the changes caused by the crisis to their main assumptions of realization, such as the rates of returns initially expected;
•	Funding: volatility, as well as uncertainties in credit and capital markets, generally reduces liquidity, which could result in an increase in the cost of funds for financial institutions, which may impact our ability to replace, appropriately and at reasonable costs, obligations that are maturing and/or the access to new resources to execute our growth strategy;
•	Technical provisions of insurance and pension resources: that depending on the evolution of the crisis can be impacted negatively given the possible increase in the level of claims, mainly in the “life” segment and a higher frequency of claims from “health” policyholders with the increased use of hospitals, furthermore, we may experience higher demand for early redemptions by pension plan participants, which would impact our revenues through a reduction in the management fees we charge; and
•	Civil and labor provisions: the number of labor lawsuits may increase as a result of third party suppliers that go bankrupt as we may be considered co-responsible in these lawsuits. It is also possible that we could experience a greater volume of civil processes, mainly involving reviews and contract renewals.

Our activities are operating at full capacity, since the beginning of the pandemic, and our actions have taken into account the guidelines of the Ministry of Health. We have established a crisis committee which is formed by the CEO, all the Vice-presidents and by the CRO (Chief Risk Officer), which meets daily and reports periodically, to the Board of Directors, evaluations on the evolution of Covid-19 and their reflections on the operations. In addition, we have a Risk Committee, which plays an important role in verifying the various points and scope of these actions in the Organization. We launched the Business Continuity Plan (“BCP”) and since the second half of March 2020, we intensified the internal and external actions, in a consistent and timely manner, with the objective of minimizing the impacts involved, which we highlight include:

•	giving leave to employees at-risk groups for an indefinite period of time;
•	increasing the number of employees working from home, with approximately 90% of our employees from the headquarters and offices and 50% of the branch employees working from home;
•	definition of the accompanying protocol, together with health professionals, for employees and family members who have symptoms of Covid-19;
•	intensification of the communication with our branches, providing guidance to our customers and employees about the prevention measures and the remote means of customer service;
•	making Covid-19 tests available to all employees for free; and
•	anticipation of the flu vaccine for all employees and dependents.

One of the main objectives of our risk management structure is to monitor the allocation of capital and liquidity, aiming to maintain the levels of risk in accordance with the limits established and, in addition, monitor the economic scenarios actively (national and international), as well as the evolution of the Covid-19 pandemic and will make every effort to maintain the fullness of our operations, the services to the population, and the stability of the national financial system.

We offer emergency lines of credit to companies, such as funds for financing of payrolls, as well as the extension of the installments of loan operations to individuals for which the amounts in question, up to the date of approval of these financial statements, were immaterial.

The measurements of the future financial and economic impacts related to the pandemic will continue to be assessed, although, they possess a certain level of uncertainty and depend on the development of the pandemic, since, part of the impact of the pandemic is already reflected in the level of provisioning, however, its duration or deterioration cannot yet be predicted, which could continue adversely affecting the global and local economy for an indefinite period of time, which negatively affects the results of financial institutions and, consequently, the performance of our operations.

2.	On May 6, 2019, Bradesco announced to the market, that it has entered into a Share Purchase Agreement (“Agreement”) with the controlling shareholders of BAC Florida Bank (“BAC Florida”), the bank that has offered various financial services in the United States for 46 years, especially to non-resident high net worth Individuals.

On September 10, 2019, the Central Bank of Brazil authorized Bradesco to: (i) hold up to 100% of the capital of BAC Florida Bank and its subsidiaries - the securities brokerage firm BAC Florida Investments Corp. and the non-financial corporations BAC Global Advisors Inc., 5551 Luckett Road, Inc. and Representaciones Administrativas Internacionales S.A., the latter located in Guatemala and the others located in the United States.

On October 8, 2020, all regulatory authorizations were granted for the acquisition of 100% of the share capital of BAC Florida Bank by Bradesco.

Upon completion of the acquisition, on October 30, 2020, Bradesco:

•	has assumed the operations of BAC Florida, with the main objective of expanding the offering of investments in the USA to its high net worth customers (Prime) and Private Bank, in addition to other banking services, such as checking accounts, credit card and real estate financing; and

•	this transaction will also provide Bradesco with the opportunity to expand business related to corporate and institutional customers.

We present below, the composition of the values of acquisition of BAC Florida and its subsidiaries and goodwill in the acquisition of shares as provisionally determined:

R$ thousand
Payment to BAC Florida	3,105,557
Total cost of acquisition	3,105,557

Fair value of net assets acquired (provisional amount)	1,346,061

Goodwill on the acquisition of shares	1,759,496

Bradesco hired a specialized and independent company to conduct the study of the purchase price allocation (“PPA”), for the initial allocation of the fair value of the assets acquired and liabilities assumed by Bac Florida. Due to the complexity of operations and their relevance, the final allocation may undergo changes and enhancements until the end of the study, which is estimated in up to 12 months from the date of its acquisition.

We present the provisional amounts for the assets and liabilities acquired on October 30, 2020 base date of the acquisition:

R$ thousand
BAC Florida Bank

Assets
Cash and due from banks	4,366,118
Financial instruments	10,292,617
- Securities and derivative financial instruments	1,209,024
- Loans	9,080,574
- Other financial instruments	3,019
Investments in Associates	56,863
Premises and equipment	6,133
Other assets	364,956
Total assets	15,086,687

Liabilities
Deposits and other financial liabilities	13,603,913
- Deposits from customers	12,952,310
- Securities issued	642,661
- Other financial liabilities	8,942
Other liabilities	136,713
Shareholders’ equity	1,346,061
Total	15,086,687

If the acquisition had taken place on January 1, 2020, Management estimates that net income from the year would have been R$15,928,549 thousand. For the determination of this amount, Management considered that the fair value adjustments, provisionally determined on the acquisition date, would have been the same if the acquisition had occurred on January 1, 2020.

3.	On January 15, 2020, Banco Bradesco announced that it sold the entire shareholding held in Chain Serviços e Contact Center S.A. (“Chain”) to Almaviva do Brasil Telemarketing e Informática S.A.

4.	On January 27, 2020, Bradesco issued US$1.6 billion of senior notes in the international market, composed of two tranches of US$800 million, maturing in January 2023 and January 2025, with remuneration at fixed interest rates 2.85% and 3.20% p.a., respectively.

5.	On October 1, 2020, Cielo announced to the market that it had signed a contract for the sale of all of its shares in Companhia Brasileira de Gestão de Serviços (“Orizon”), representing 40.95% of the share capital of Orizon, to Bradseg Participações S.A. for the sum of R$128,992 thousand. The closing of the Operation is subject to the fulfillment of certain precedent conditions, including approval by the Central Bank of Brazil and by the Administrative Council for Economic Defense – CADE.

6.	On July 29, 2020, Law No. 14,031 was sanctioned, amending, from the fiscal year of 2021, the tax treatment incident on the exchange rate variation of the portion with risk coverage (hedge) of the value of the investment made by financial institutions and other institutions, authorized to operate by the Central Bank of Brazil, in a subsidiary, associated company, branch or agency located abroad, registered in accordance with the regime of competence, which should be computed in determining the real income and on the base of the Social Contribution on Net Profit (CSLL) of the investing legal entity, domiciled in Brazil, in the ratio of: (i) 50%, in 2021; and 100%, from the fiscal year of 2022.

7.	Due to the so-called “Operação Zelotes” (“Zealots Operation”), which investigates the alleged improper performance of members of CARF – Administrative Council of Tax Appeals, a criminal proceeding against two former members of Bradesco’s Board of Executive Officers was opened in 2016 and received by the 10th Federal Court of Judicial Section of the Federal District. The investigation phase of the process was already completed, and is currently waiting for the decision of the first-degree court.

The Company’s Management conducted an internal evaluation of records and documents related to the matter and found no evidence of any illegal conduct practiced by its former representatives. Bradesco provided all of the information to the authorities and competent regulatory bodies, both in Brazil and abroad.

As a result of the news about the Operação Zelotes, a Class Action was filed against Bradesco and members of its Board of Executive Officers before the District Court of New York (“Court”), on June 3, 2016, based on Sections 10 (b) and 20 (a) of the Securities Exchange Act of 1934. On July 1, 2019, Bradesco and the Lead Plaintiff made an agreement (“Agreement”) to terminate the Class Action, with the payment of US$14.5 million by Bradesco. The Agreement was finally approved by the Court on November 18, 2019 and the case was closed in relation to Bradesco and to the members of its Executive Board of Directors. The Agreement made does not represent the recognition of guilt or admission of liability by Bradesco, but its intent is to avoid uncertainties, costs and onus related to the progression of the Class Action.

Also as a result of Operação Zelotes, the Corregedoria Geral do Ministério da Fazenda (General Internal Affairs of the Ministry of Finance) began an investigative administrative procedure to verify the need for the establishment of an Administrative Accountability Process (“PAR”). The filing decision of the related procedure was published in Section 2 of the Diário Oficial da União (Federal Official Gazette) on February 3, 2020. The decision given by the Official of the Ministry of Economy accepted in full the Final Report of the Processing Committee, the Opinion of the National Treasury Attorney General’s Office and the Joint Order of the General Coordination of Management and Administration, and of the Leadership of the Advisory and Judgment Division, which confirmed, expressly recognizing, the lack of evidence that Bradesco had promised, offered or given, directly or indirectly, an unfair advantage to public agents involved in the related operation, in accordance with the provisions laid down in Article 5, section I, of Law No. 12,846/13.

8.	On March 1, 2021, Provisional Measure No. 1,034 / 2021 was issued, which increased the Social Contribution rate on Net Income by five percent, effective for the period from July 1, 2021 to December 31, 2021 , for financial institutions and private insurance companies, capitalization companies and credit unions, the impacts of this Provisional Measure are being assessed.